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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 23, 1996



                              IMC Securities, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

                 Delaware                     333-4911                  59-3284026
            -----------------            ------------------        --------------------
     (State or Other Jurisdiction    (Commission File Number)         (I.R.S. Employer
           of Incorporation)                                         Identification No.)



       3450 Buschwood Park Drive
            Tampa Florida                                    33618
       --------------------------                     ----------------------
       (Address of Principal                               (Zip Code)
         Executive Offices)


        Registrant's telephone number, including area code (813) 932-2211


                                    No Change
       ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

              23.1 Consent of Coopers & Lybrand, L.L.P. (Independent Auditors of Financial Security Assurance, Inc.)

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IMC SECURITIES, INC. as
                                  Depositor




                                By:      /s/ Thomas Middleton
                                   --------------------------------------------
                                   Name:  Thomas Middleton
                                   Title: President, Chief Operating Officer
                                          and Assistant Secretary




Dated:  October 23, 1996

                                  EXHIBIT INDEX


Exhibit No.      Description                                            Page No.

23.1 Consent of Coopers & Lybrand, L.L.P. (Independent Auditors of Financial Security Assurance, Inc.)